                                                                  Exhibit (e)(4)

SERVICE REQUEST

                               CORPORATE AMERICA
                           AIG AMERICAN GENERAL LIFE

Corporate America - Fixed Option

     .    Division 301 - AGL Declared Fixed Interest Account

Corporate America - Variable Divisions

AIM Variable Insurance Funds

     .    Division 848 - AIM V.I. Core Equity

     .    Division 802 - AIM V.I. International Growth

The Alger American Fund

     .    Division 849 - Alger American Leveraged AllCap

     .    Division 843 - Alger American MidCap Growth

American Century Variable Portfolios, Inc.

     .    Division 825 - VP Value

Credit Suisse Trust

     .    Division 850 - Small Cap Core I

Dreyfus Variable Investment Fund

     .    Division 807 - Developing Leaders

     .    Division 808 - Quality Bond

Fidelity Variable Insurance Products

     .    Division 851 - VIP Asset Manager

     .    Division 840 - VIP Contrafund

     .    Division 838 - VIP Equity-Income

     .    Division 852 - VIP Freedom 2020

     .    Division 853 - VIP Freedom 2025

     .    Division 854 - VIP Freedom 2030

     .    Division 839 - VIP Growth

     .    Division 844 - VIP Mid Cap

Franklin Templeton Variable Insurance Products Trust

     .    Division 857 - Franklin Templeton Foreign Securities

     .    Division 856 - Franklin Templeton Mutual Shares Securities

     .    Division 845 - Franklin Templeton Small Cap Value Securities

     .    Division 855 - Franklin Templeton US Government

Janus Aspen Series

     .    Division 821 - International Growth

     .    Division 823 - Mid Cap Growth

     .    Division 822 - Worldwide Growth

MFS Variable Insurance Trust

     .    Division 819 - MFS Core Equity

     .    Division 809 - MFS Emerging Growth

     .    Division 820 - MFS New Discovery

     .    Division 818 - MFS Research

Neuberger Berman Advisers Management Trust

     .    Division 824 - Mid-Cap Growth

     .    Division 858 - Socially Responsive

Oppenheimer Variable Account Funds

     .    Division 859 - Oppenheimer Balanced

     .    Division 846 - Oppenheimer Global Securities

PIMCO Variable Insurance Trust

     .    Division 860 - PIMCO CommodityRealReturn Strategy

     .    Division 836 - PIMCO Real Return

     .    Division 835 - PIMCO Short-Term

     .    Division 837 - PIMCO Total Return

Pioneer Variable Contracts Trust

     .    Division 847 - Growth Opportunities VCT

     .    Division 861 - Mid Cap Value VCT

Putnam Variable Trust

     .    Division 814 - Putnam VT Diversified Income

     .    Division 813 - Putnam VT Growth and Income

     .    Division 815 - Putnam VT Int'l Growth and Income

SunAmerica Series Trust

     .    Division 862 - Aggressive Growth

     .    Division 863 - Balanced

VALIC Company I

     .    Division 864 - International Equities

     .    Division 805 - Mid Cap Index

     .    Division 801 - Money Market I

     .    Division 865 - Nasdaq-100 Index

     .    Division 866 - Science & Technology

     .    Division 827 - Small Cap Index

     .    Division 806 - Stock Index

Van Kampen Life Investment Trust

     .    Division 867 - Growth and Income

Vanguard Variable Insurance Fund

     .    Division 833 - High Yield Bond

     .    Division 834 - REIT Index

AGLC101133 Rev1204                                                       Rev0807

[LOGO AIG(R)]                                            Variable Universal Life
American General                                       Insurance Service Request

                                                                                                Complete and return this request to:
                                                                                                  Variable Universal Life Operations
American General Life Insurance Company ("AGL")                                                PO Box 4880 . Houston, TX. 77210-4880
A member company of American International Group, Inc. (800) 340-2765 or Hearing Impaired (TDD) (888) 436-5258 . Fax: (713) 620-6653

[ ]  POLICY IDENTIFICATION
COMPLETE THIS SECTION FOR ALL REQUESTS.

1.   POLICY #:                               Insured:
               -----------------------------          --------------------------
     Address:                                             New Address (yes) (no)
              -------------------------------------------
     Primary Owner (If other than an insured):
                                              ----------------------------------
     Address:                                             New Address (yes) (no)
              -------------------------------------------
     Primary Owner's S.S. No. or Tax l.D. No.                         Phone
                                              -----------------------
     Number: (     )                -               Joint Owner (If applicable):
             ----------------------   -------------
                                                                        Address:
     ------------------------------------------------------------------
                                                                             New
     -----------------------------------------------------------------------
     Address (yes) (no)

[ ]  NAME CHANGE

Complete this section if the name of one of the Insured, Owner, Payor or Beneficiary has changed. (Please note, this does not change the Insured, Owner, Payor or Beneficiary designation).

2.   Change Name Of: (Circle One) Insured   Owner   Payor   Beneficiary

Change Name From: (First, Middle, Last)    Change Name To: (First, Middle, Last)

---------------------------------------    -------------------------------------

Reason for Change: (Circle One)     Marriage      Divorce     Correction
Other (Attach copy of legal proof)

[ ]  CHANGE IN ALLOCATION PERCENTAGES

Use this section to indicate how premiums or monthly deductions are to be allocated. Total allocation in each column must equal 100%; whole numbers only.

* This investment option is available only for owners who had Accumulation Value invested in such fund or portfolio on 12/10/04.

3.   INVESTMENT DIVISION                               PREM %   DED %

(301) AGL Declared Fixed Interest Account                    %       %
                                                        -----    ----
AIM Variable Insurance Funds

(848) AIM V.I. Core Equity                                   %       %
                                                        -----    ----
(802) AIM V.I. International Growth                          %       %
                                                        -----    ----
The Alger American Fund

(849) Alger American Leveraged AllCap                        %       %
                                                        -----    ----
(843) Alger American MidCap Growth                           %       %
                                                        -----    ----
American Century Variable Portfolios, Inc.

(825) VP Value                                               %       %
                                                        -----    ----
Credit Suisse Trust

(850) Small Cap Core I                                       %       %
                                                        -----    ----
Dreyfus Variable Investment Fund

(807) Developing Leaders                                     %       %
                                                        -----    ----
(808) Quality Bond                                           %       %
                                                        -----    ----
Fidelity Variable Insurance Products

(851) VIP Asset Manager                                      %       %
                                                        -----    ----
(840) VIP Contrafund                                         %       %
                                                        -----    ----
(838) VIP Equity-Income                                      %       %
                                                        -----    ----
(852) VIP Freedom 2020                                       %       %
                                                        -----    ----
(853) VIP Freedom 2025                                       %       %
                                                        -----    ----
(854) VIP Freedom 2030                                       %       %
                                                        -----    ----
(839) VIP Growth                                             %       %
                                                        -----    ----
(844) VIP Mid Cap                                            %       %
                                                        -----    ----
Franklin Templeton Variable Insurance Products Trust

(857) Franklin Templeton Foreign Securities                  %       %
                                                        -----    ----
(856) Franklin Templeton Mutual Shares Securities            %       %
                                                        -----    ----
(845) Franklin Templeton Small Cap Value Securities          %       %
                                                        -----    ----
(855) Franklin Templeton US Government                       %       %
                                                        -----    ----
Janus Aspen Series

(821) International Growth                                   %       %
                                                        -----    ----

(823) Mid Cap Growth                                         %       %
                                                        -----    ----

(822) Worldwide Growth                                       %       %
                                                        -----    ----
MFS Variable Insurance Trust

(819) MFS Core Equity                                        %       %
                                                        -----    ----
(809) MFS Emerging Growth                                    %       %
                                                        -----    ----
(820) MFS New Discovery                                      %       %
                                                        -----    ----
(818) MFS Research                                           %       %
                                                        -----    ----

Neuberger Berman Advisers Management Trust

(824) Mid-Cap Growth                                         %       %
                                                        -----    ----
(858) Socially Responsive                                    %       %
                                                        -----    ----

 Oppenheimer Variable Account Funds

(859) Oppenheimer Balanced                                   %       %
                                                        -----    ----
(846) Oppenheimer Global Securities                          %       %
                                                        -----    ----
PIMCO Variable Insurance Trust

(860) PIMCO CommodityRealReturn Strategy                     %       %
                                                        -----    ----
(836) PIMCO Real Return                                      %       %
                                                        -----    ----
(835) PIMCO Short-Term                                       %       %
                                                        -----    ----
(837) PIMCO Total Return                                     %       %
                                                        -----    ----
Pioneer Variable Contracts Trust

(847) Growth Opportunities VCT*                              %       %
                                                        -----    ----
(861) Mid Cap Value VCT                                       %       %
                                                        -----    ----
Putnam Variable Trust

(814) Putnam VT Diversified Income                           %       %
                                                        -----    ----
(813) Putnam VT Growth and Income                            %       %
                                                        -----    ----
(815) Putnam VT Int'l Growth and Income                      %       %
                                                        -----    ----

SunAmerica Series Trust

(862) Aggressive Growth                                      %       %
                                                        -----    ----
(863) Balanced                                               %       %
                                                        -----    ----
VALIC Company I

(864) International Equities                                 %       %
                                                        -----    ----
(805) Mid Cap Index                                          %       %
                                                        -----    ----
(801) Money Market I                                         %       %
                                                        -----    ----
(865) Nasdaq-100 Index                                       %       %
                                                        -----    ----
(866) Science & Technology                                   %       %
                                                        -----    ----
(827) Small Cap Index                                        %       %
                                                        -----    ----
(806) Stock Index                                            %       %
                                                        -----    ----
Van Kampen Life Investment Trust

(867) Growth and Income                                      %       %
                                                        -----    ----
Vanguard Variable Insurance Fund

(833) High Yield Bond                                        %       %
                                                        -----    ----
(834) REIT Index                                             %       %
                                                        -----    ----
Other:                                                       %       %
      ----------------------                            -----    ----
                                                         100      100

AGLC101133 Rev1204                    PAGE 2 OF 5                        Rev0807

[ ]  MODE OF PREMIUM PAYMENT/BILLING METHOD CHANGE

Use this section to change the billing frequency and/or method of premium payment. Note, however, that AGL will not bill you on a direct monthly basis. Refer to your policy and its related prospectus for further information concerning minimum premiums and billing options.

4.   Indicate frequency and premium amount desired: $          Annual $
                                                      --------          --------
Semi-Annual $          Quarterly
              --------
                      $           Monthly (Bank Draft Only)
                        ---------

Indicate billing method desired:        Direct Bill        Pre-Authorized Bank
                                 ------             ------
Draft

                       (attach a Bank Draft Authorization Form and "Void" Check)

Start Date:       /       /
            ------  ------  ------

[ ]  LOST POLICY CERTIFICATE

Complete this section if applying for a Certificate of Insurance or duplicate policy to replace a lost or misplaced policy. If a full duplicate policy is being requested, a check or money order for $25 payable to AGL must be submitted with this request.

5.   I/we hereby certify that the policy of insurance for the listed policy has
been       LOST       DESTROYED       OTHER.
     -----      -----           -----

Unless I/we have directed cancellation of the policy, I/we request that a:

            Certificate of Insurance at no charge
     ------

            Full duplicate policy at a charge of $25
     ------
be issued to me/us. If the original policy is located, I/we will return the Certificate or duplicate policy to AGL for cancellation.

[ ] DOLLAR COST AVERAGING (DCA) ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) An amount can be systematically transferred from any one investment option and directed to one or more of the investment options at right. The AGL Declared Fixed Interest Account is not available for DCA. Please refer to the prospectus for more information on the DCA option.

NOTE: DCA is not available if the Automatic Rebalancing option has been chosen.

* This investment option is available only for owners who had Accumulation Value invested in such fund or portfolio on 12/10/04

6.   Day of the month for transfers             (Chose a day of the month
                                   ------------
between 1-28) Frequency of transfers:     Monthly    Quarterly    Semi-Annually
                                      ----       ----         ----
       Annually DCA to be made from the following investment option:
------
                     Transfer: $             ($100 minimum, whole dollars only)
--------------------            -------------



(301) AGL Declared Fixed Interest Account              $
                                                        -----
AIM Variable Insurance Funds

(848) AIM V.I. Core Equity                             $
                                                        -----
(802) AIM V.I. International Growth                    $
                                                        -----
The Alger American Fund

(849) Alger American Leveraged AllCap                  $
                                                        -----
(843) Alger American MidCap Growth                     $
                                                        -----
American Century Variable Portfolios, Inc.

(825) VP Value                                         $
                                                        -----
Credit Suisse Trust

(850) Small Cap Core I                                 $
                                                        -----
Dreyfus Variable Investment Fund

(807) Developing Leaders                               $
                                                        -----
(808) Quality Bond                                     $
                                                        -----
Fidelity Variable Insurance Products

(851) VIP Asset Manager                                $
                                                        -----
(840) VIP Contrafund                                   $
                                                        -----
(838) VIP Equity-Income                                $
                                                        -----
(852) VIP Freedom 2020                                 $
                                                        -----
(853) VIP Freedom 2025                                 $
                                                        -----
(854) VIP Freedom 2030                                 $
                                                        -----
(839) VIP Growth                                       $
                                                        -----
(844) VIP Mid Cap                                      $
                                                        -----
Franklin Templeton Variable Insurance Products Trust

(857) Franklin Templeton Foreign Securities            $
                                                        -----
(856) Franklin Templeton Mutual Shares Securities      $
                                                        -----
(845) Franklin Templeton Small Cap Value Securities    $
                                                        -----
(855) Franklin Templeton US Government                 $
                                                        -----
Janus Aspen Series

(821) International Growth                             $
                                                        -----
(823) Mid Cap Growth                                   $
                                                        -----
(822) Worldwide Growth                                 $
                                                        -----
MFS Variable Insurance Trust

(819) MFS Core Equity                                  $
                                                        -----
(809) MFS Emerging Growth                              $
                                                        -----
(820) MFS New Discovery                                $
                                                        -----
(818) MFS Research                                     $
                                                        -----
Neuberger Berman Advisers Management Trust

(824) Mid-Cap Growth                                   $
                                                        -----
(858) Socially Responsive                              $
                                                        -----

 Oppenheimer Variable Account Funds

(859) Oppenheimer Balanced                             $
                                                        -----
(846) Oppenheimer Global Securities                    $
                                                        -----
PIMCO Variable Insurance Trust

(860) PIMCO CommodityRealReturn Strategy               $
                                                        -----
(836) PIMCO Real Return                                $
                                                        -----
(835) PIMCO Short-Term                                 $
                                                        -----
(837) PIMCO Total Return                               $
                                                        -----
Pioneer Variable Contracts Trust

(847) Growth Opportunities VCT*                        $
                                                        -----
(861) Mid Cap Value VCT                                $
                                                        -----
Putnam Variable Trust

(814) Putnam VT Diversified Income                     $
                                                        -----
(813) Putnam VT Growth and Income                      $
                                                        -----
(815) Putnam VT Int'l Growth and Income                $
                                                        -----

SunAmerica Series Trust

(862) Aggressive Growth                                $
                                                        -----
(863) Balanced                                         $
                                                        -----
VALIC Company I

(864) International Equities                           $
                                                        -----
(805) Mid Cap Index                                    $
                                                        -----
(801) Money Market I                                   $
                                                        -----
(865) Nasdaq-100 Index                                 $
                                                        -----
(866) Science & Technology                             $
                                                        -----
(827) Small Cap Index                                  $
                                                        -----
(806) Stock Index                                      $
                                                        -----
Van Kampen Life Investment Trust

(867) Growth and Income                                $
                                                        -----
Vanguard Variable Insurance Fund

(833) High Yield Bond                                  $
                                                        -----
(834) REIT Index                                       $
                                                        -----
Other:                                                 $
      ----------------------                            -----

          INITIAL HERE TO REVOKE DCA ELECTION.
---------

AGLC101133 Rev1204                    PAGE 3 OF 5                        Rev0807

[ ]  AUTOMATIC REBALANCING
($5,000 minimum accumulation value) Use this section to apply for or make changes to Automatic Rebalancing of the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing Option.

Note: Dollar Cost Averaging is not available if the Automatic Rebalancing option has been chosen.

See investment option restrictions in Box 3 above.

7.   Indicate frequency:       Quarterly         Semi-Annually         Annually
                         -----           -------               -------

          (Division Name or Number)

       % :
-------    -------------------------------
       % :
-------    -------------------------------
       % :
-------    -------------------------------
       % :
-------    -------------------------------
       % :
-------    -------------------------------
       % :
-------    -------------------------------
       % :
-------    -------------------------------
       % :
-------    -------------------------------
       % :
-------    -------------------------------
       % :
-------    -------------------------------
       % :
-------    -------------------------------
       % :
-------    -------------------------------
       % :
-------    -------------------------------
       % :
-------    -------------------------------
       % :
-------    -------------------------------
       % :
-------    -------------------------------
       % :
-------    -------------------------------
       % :
-------    -------------------------------
       % :
-------    -------------------------------
       % :
-------    -------------------------------
       % :
-------    -------------------------------
       % :
-------    -------------------------------

            INITIAL HERE TO REVOKE AUTOMATIC REBALANCING ELECTION.
-----------

[ ]  AUTHORIZATION FOR TRANSACTIONS

Complete this section if you are applying for or revoking current telephone or e-service privileges.

8. I ( or we, if Joint Owners) hereby authorize AGL to act on telephone instructions or e-service instructions, if elected, to transfer values among the Variable Divisions and AGL Declared Fixed Interest Account and to change allocations for future premium payments and monthly deductions.

Initial the designation you prefer:

       Policy Owner(s) only -- If Joint Owners, either one acting independently.
------
       Policy Owner(s) or Agent/Registered Representative who is appointed to
------
represent AGL and the firm authorized to service my policy.

AGL and any persons designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions or e-service instructions received and acted on in good faith, including losses due to telephone instructions or e-service communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone instruction or e-service instruction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL in its home office.

       INITIAL HERE TO REVOKE TELEPHONE PRIVILEGE AUTHORIZATION.
------
       INITIAL HERE TO REVOKE E-SERVICE PRIVILEGE AUTHORIZATION.
------

[ ]  CORRECT AGE
Use this section to correct the age of any person covered under this policy. Proof of the correct date of birth must accompany this request.

9.   Name of Insured for whom this correction is submitted:
                                                            --------------------
Correct DOB:         /        /
             -------- -------- --------

[ ]  TRANSFER OF ACCUMULATED VALUES

Use this section if you want to move money between divisions. The minimum amount for transfers is $500.00. Withdrawals from the AGL Declared Fixed Interest Account to a Variable Division may only be made within the 60 days after a contract anniversary. See transfer limitations outlined in prospectus. If a transfer causes the balance in any division to drop below $500, AGL reserves the right to transfer the remaining balance. Amounts to be transferred should be indicated in dollar or percentage amounts, maintaining consistency throughout.

See investment option restrictions in Box 3 above.

10.            (Division Name or Number)

Transfer $        or       % from                     to                       .
           ------    ------       -------------------    ----------------------
Transfer $        or       % from                     to                       .
           ------    ------       -------------------    ----------------------
Transfer $        or       % from                     to                       .
           ------    ------       -------------------    ----------------------
Transfer $        or       % from                     to                       .
           ------    ------       -------------------    ----------------------
Transfer $        or       % from                     to                       .
           ------    ------       -------------------    ----------------------
Transfer $        or       % from                     to                       .
           ------    ------       -------------------    ----------------------
Transfer $        or       % from                     to                       .
           ------    ------       -------------------    ----------------------
Transfer $        or       % from                     to                       .
           ------    ------       -------------------    ----------------------
Transfer $        or       % from                     to                       .
           ------    ------       -------------------    ----------------------
Transfer $        or       % from                     to                       .
           ------    ------       -------------------    ----------------------

AGLC101133 Rev1204                    PAGE 4 OF 5                        Rev0807

[ ]  REQUEST FOR PARTIAL SURRENDER/ POLICY LOAN
Use this section to apply for a partial surrender from or policy loan against policy values. For detailed information concerning these two options please refer to your policy and its related prospectus. If applying for a partial surrender, be sure to complete the Notice of Withholding section of this Service Request in addition to this section.

11.           I request a partial surrender of $           or       % of the net
      --------                                   ----------   ------
cash surrender value.

        I request a loan in the amount of $             .
--------                                    ------------
        I request the maximum loan amount available from my policy.
--------

Unless you direct otherwise below, proceeds are allocated according to the deduction allocation percentages in effect, if available; otherwise they are taken pro-rata from the AGL Declared Fixed Interest Account and Variable Divisions in use.

[ ]  NOTICE OF WITHHOLDING

Complete this section if you have applied for a partial surrender in Section 11.

12. The taxable portion of the distribution you receive from your variable universal life insurance policy is subject to federal income tax withholding unless you elect not to have withholding apply. Withholding of state income tax may also be required by your state of residence. You may elect not to have withholding apply by checking the appropriate box below. If you elect not to have withholding apply to your distribution or if you do not have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules, if your withholding and estimated tax are not sufficient.

Check one:        I do want income tax withheld from this distribution.
           ------
                  I do not want income tax withheld from this distribution.
           ------

If no election is made, we are REQUIRED to withhold Federal Income Tax (if applicable).

[ ]  AFFIRMATION/SIGNATURE

Complete this section for ALL requests.

13. CERTIFICATION: Under penalties of perjury, I certify: (1) that the number shown on this form is my correct taxpayer identification number and; (2) that I am not subject to backup withholding under Section 3406(a)(1)(c) of the Internal Revenue Code.

The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

Dated at            this          day of                    ,                  .
         ----------      --------        -------------------  -----------------
       (City, State)


X                                       X
-------------------------------------   ----------------------------------------
 SIGNATURE OF OWNER                      SIGNATURE OF WITNESS


X                                       X
-------------------------------------   ----------------------------------------
 SIGNATURE OF JOINT OWNER                SIGNATURE OF WITNESS


X                                       X
-------------------------------------   ----------------------------------------
 SIGNATURE OF ASSIGNEE                   SIGNATURE OF WITNESS

AGLC101133 Rev1204                    PAGE 5 OF 5                        Rev0807